Accumulated Other Comprehensive Income (Loss)	12 Months Ended
Jan. 31, 2014
Other Comprehensive Income (Loss), Tax [Abstract]
Accumulated Other Comprehensive Income (Loss)
Note 4. Accumulated Other Comprehensive Income (Loss)
Effective fiscal 2014, the Company adopted accounting guidance that requires, on a prospective basis, separate disclosure of significant items reclassified out of accumulated other comprehensive income (loss) by component. The following table provides the fiscal 2014, 2013 and 2012 changes in the composition of total accumulated other comprehensive income (loss), including the amounts reclassified out of accumulated other comprehensive income (loss) by component for fiscal 2014:

	Currency Translation and Other	Derivative Instruments	Minimum Pension Liability	Total
(Amounts in millions and net of income taxes)
Balances as of January 31, 2011	$1,226	$60	$(640)	$646
Other comprehensive income (loss)	(2,032)	(67)	43	(2,056)
Balances as of January 31, 2012	(806)	(7)	(597)	(1,410)
Other comprehensive income (loss)	853	136	(166)	823
Balances as of January 31, 2013	47	129	(763)	(587)
Other comprehensive income (loss) before reclassifications	(2,769)	194	149	(2,426)
Amounts reclassified from accumulated other comprehensive income (loss)	—	13	4	17
Balances as of January 31, 2014	$(2,722)	$336	$(610)	$(2,996)
Amounts reclassified from accumulated other comprehensive income (loss) for derivative instruments are generally included in interest, net, in the Company's Consolidated Statements of Income, and the amounts related to the minimum pension liability are included in operating, selling, general and administrative expenses in the Company's Consolidated Statements of Income.
The Company's unrealized net gains and losses on net investment hedges, included in the currency translation and other category of accumulated other comprehensive income (loss), were not significant as of January 31, 2014 or January 31, 2013.